Exhibit 10.1

CannaPharmaRx Appoints Dean Medwid as New CEO

CALGARY, AB / ACCESSWIRE / June 23, 2023 / CannaPharmaRx, Inc. (OTC PINK:CPMD), a future leader in ultramodern, highly efficient cannabis production facilities announced today that the company has appointed a new CEO. Dean Medwid succeeds Domenic Colvin, who will stay with the company providing leadership and vision. Mr. Medwid assumed CEO duties earlier this month and will guide the company through its rapid growth phase.

Mr. Medwid is a dynamic senior operations executive with more than thirty years of experience in both public and private markets with a focus on scalable process engineering, brand development and strategic partnerships. He has been recognized with numerous business awards and accolades, including Profit 100’s Top 100 in Canada, five years in a row while a partner in Seattle’s Best Coffee, additionally was a awarded the recognition of being one of Vancouver’s Top 40 Under 40. Mr. Medwid recently exited his prior company in the retail cannabis sector and looks forward to bringing that background to the company as they target new revenue opportunities this year.

His strengths include driving growth through the expansion of market segments and geography resulting in multi-year growth. Mr. Medwid also has extensive experience creating internal processes for departmental budgets, technology standards and human resource policies resulting in an engaged workforce as well as developing corporate governance aligned to generally accepted accounting principles.

Mr. Medwid has a demonstrated history of increasing corporate performance through the management of process design, customer relationships, strategic planning along with a focused initiative of data-driven change management and utilized these skills as President of other successful publicly traded companies with operations in multiple countries.

“I feel privileged to lead the company as it begins large-scale production and distribution. I look forward to working with the team to accelerate the growth trajectory and expanding or footprint,” said Medwid.

About CannapharmaRx, Inc.

CannapharmaRx is focused on the acquisition and development of state-of-the-art cannabis grow facilities in Canada. CPMD is in discussion with other companies regarding potential acquisitions. CannapharmaRx's business strategy is to become a leader in high quality and low-cost production of cannabis through the development, acquisition, and enhancement of existing facilities. CannapharmaRx is committed to operating high-quality facilities utilizing the latest technology in combined heat and power generation to ensure being a low-cost producer of cannabis.

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This press release contains forward-looking information or statements. All statements that are or information which is not historical facts, including without limitation, statements regarding future estimates, plans, programs, forecasts, projections, objectives, assumptions, expectations, or beliefs of future performance, are 'forward-looking information or statements.' Forward-looking information or statements can be identified by the use of words such as 'plans,' 'expects,' or 'does not expect,' 'is expected,' 'estimates,' 'intends,' 'anticipates,' or 'does not anticipate,' or 'believes,' or variations of such words and phrases or statements that certain actions, events or results 'may,' 'could,' 'would,' 'might' or 'will' be taken, occur or be achieved. With respect to forward-looking information and statements contained herein, Management of CannapharmaRx has made numerous assumptions, including, among other things, assumptions about general business and economic conditions. Such forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties, and other factors that may cause actual results, events, or developments to be materially different from any future results, events, or developments expressed or implied by such forward-looking information or statements. Readers are cautioned not to place undue reliance on such forward-looking information or statements. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in forward-looking information or statements. CannapharmaRx assumes no obligation to update any forward-looking information or statements, even if new information becomes available as a result of future events, new information, or for any other reason except as required by law.

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